INDEPENDENT AUDITORS'  CONSENT

     We consent to the incorporation by reference in this Registration
Statement of   CompuDyne Corporation on Form S-8 of our report dated
February 16, 2001, appearing in the Annual Report on Form 10-K of
CompuDyne Corporation for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP
McLean, Virginia
September 4, 2001



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H:\Haddad\Compudyne\S-8\Exhibit 23.1